UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(zip code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Steven L. Boyd was appointed to the Sonoco Board of Directors on December 8, 2022.

Mr. Boyd, 64, has over 35 years of experience with global consumer packaged goods (CPG) companies. Until his retirement in 2014, he held leadership positions at multiple international firms, including Tate & Lyle, The Coca-Cola Company, and The Dial Corporation, focusing primarily on consumer products sales, marketing, distribution, and customer management. Mr. Boyd currently serves as the Chairman of the Board of Trustees of Johnson C. Smith University, and he has previously served on a number of community and industry boards.

Mr. Boyd has been appointed to serve on the Employee and Public Responsibility and Audit Committees of the Board, is an independent member of the Sonoco Board, and will stand for election by shareholders at the Company’s 2023 Annual General Meeting.

The Company has not entered into any material contracts, plans or arrangements with Mr. Boyd. There are no family relationships between Mr. Boyd and any other executive officer or director of the Company, and there are no arrangements or understandings pursuant to which he has been appointed. There are no transactions between the Company and Mr. Boyd that would constitute related person transactions under Item 404(a) of Regulation S-K.

Item 8.01     Other Events.

For additional information regarding the foregoing, please see the Registrant’s news release announcing the appointment of Steven L. Boyd to the Sonoco Board of Directors effective December 8, 2022.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release Announcing the Appointment of Steven Boyd to Sonoco Products Company's Board of Directors
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 12, 2022	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer